SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                           ---------------------


                                  FORM 8-K



           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): June 1, 2001



                          HOUGHTON MIFFLIN COMPANY
  ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)


      Massachusetts                1-5406            04-1456030
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(State or Other Jurisdiction    (Commission         (IRS Employer
         of Incorporation       File Number)      Identification No.)

 222 Berkeley St., Boston, Massachusetts                 02116-3764
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(Address of Principal Executive Offices)                 (Zip Code)


                            (617) 351-5000
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                       Registrant's Telephone Number,
                            Including Area Code


                                    N/A
------------------------------------------------------------------------
        Former Name or Former Address, if Changed Since Last Report



Item 7.           Financial Statements, Pro Forma Financial
                          Information and Exhibits


2.1 Agreement and Plan of Merger, dated as of June 1, 2001 by and among Vivendi Universal, Soraya Merger Inc. and Houghton Mifflin Company

99.1              Press Release dated June 1, 2001



Item 9.           Regulation FD Disclosure.

         On June 1, 2001, Houghton Mifflin Company (the "Company"), Vivendi Universal ("Parent") and Soraya Merger Inc. ("Sub") announced that they have signed a definitive merger agreement (the "Merger Agreement") for Parent to acquire, through Sub, all the outstanding shares of common stock, par value $1.00 per share, including the Series A Junior Participating Preferred Stock issued pursuant to the Rights Agreement, as amended, dated as of July 30, 1997 by and between the Company and BankBoston, N.A., as Rights Agent (together, the "Common Stock"), of the Company.

         Under the agreement, Sub will commence, on or before June 8, 2001, a cash tender offer for all the outstanding shares of Common Stock at $60.00 per share. Following the consummation of the tender offer, Parent, through Sub, will acquire through a merger all shares of Common Stock not purchased in the tender offer at the same price.

         The Company's Board of Directors has unanimously determined that the terms of the tender offer and merger are fair to, and in the best interests of, the Company and its stockholders, and has recommended that all stockholders accept the offer. The Board of Directors of the Company has received an opinion from its financial advisor, J.P. Morgan Securities Inc., to the effect that the consideration proposed to be paid in the transaction is fair to the holders of Common Stock from a financial point of view.

         The tender offer will be conditioned upon, among other things, the tender of Common Stock representing at least two-thirds of all outstanding securities entitled generally to vote in the election of directors of the Company on a fully diluted basis, after giving effect to the exercise or conversion of all options, rights and securities exercisable or convertible into such voting securities.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is attached as
Exhibit 2.1 hereto and hereby incorporated herein by reference, and by the related Press Release, which is attached as Exhibit 99.1 hereto and hereby incorporated herein by reference.


                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                     HOUGHTON MIFFLIN COMPANY



Date:  June 5, 2001                         By:  /s/ Paul D. Weaver
                                               --------------------------------
                                               Name: Paul D. Weaver
                                               Title: Senior Vice President,
                                                      Clerk, Secretary and
                                                      General Counsel